UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2025

Q2 HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10355 Pecan Park Boulevard
Austin, Texas 78729
(Address of Principal Executive Offices, and Zip Code)

(833) 444-3469
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QTWO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2025 annual meeting of stockholders on June 3, 2025. Holders of an aggregate of 62,303,843 shares of the Company's common stock at the close of business on April 16, 2025 were entitled to vote at the meeting, of which 58,788,609 or 94.35%, of the eligible shares were represented in person or by proxy. The matters voted upon at the meeting and the results of those votes are as follows:

Proposal 1: Election of Directors to hold office for one-year terms or until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-votes
R. Lynn Atchison	55,602,027	66,408	3,120,174
Matthew P. Flake	53,685,429	1,983,006	3,120,174
Stephen C. Hooley	54,034,907	1,633,528	3,120,174
Andre L. Mintz	55,605,057	63,378	3,120,174
James R. Offerdahl	53,967,865	1,700,570	3,120,174
Margaret L. Taylor	47,297,369	8,371,066	3,120,174
Lynn Antipas Tyson	54,419,249	1,249,186	3,120,174

Based on the votes set forth above, all of the director nominees were duly elected.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstaining
58,231,941	547,079	9,589

Based on the votes set forth above, the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers.

For	Against	Abstaining	Broker Non-votes
48,778,363	6,876,293	13,779	3,120,174

Based on the votes set forth above, the stockholders approved on an advisory basis the compensation of the Company's named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

June 5, 2025	/s/ Jonathan A. Price Jonathan A. Price Chief Financial Officer